UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 16, 2022

Harmony Energy Technologies Corp
 (Exact name of Registrant as specified in its charter)

Delaware	000-56380	83-2756695
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

165 Broadway FL 23

New York, New York 10006

(Address of principal executive offices and zip code)

212-602-1188

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Exchange Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered under Section 12(g) of the Exchange Act:

Common Stock, par value $0.0001 per share

(Title of class)

Harmony Energy Technologies Corp is referred herein as “we”, “our”, or “us”.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2022, at our Annual Meeting of Stockholders (the “Annual Meeting”), our stockholders approved the Harmony Energy Technologies Corp 2022 Equity Incentive Plan (the “2022 Plan”) as described in our Schedule 14a Information Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2022 (the “Schedule 14a Information Statement”). Our Board of Directors previously approved the 2022 Plan.

A summary of the 2022 Plan is set forth in the Schedule 14a Information Statement. That summary and the foregoing description of the amendment are qualified in their entirety by reference to the text of the 2022 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, our stockholders approved an amendment to our Articles of Incorporation increasing our outstanding common stock from 50 million to 200 million common shares.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, held on June 16, 2022, our stockholders approved the proposals listed below. The final results for the votes regarding each proposal are set forth in the following tables.

1. Elect three members of the Board of Directors, each to serve for a one-year term:

Name	Votes For	Votes Against
Christian Guilbaud	10,280,860	0
Kenneth Charles	10,280,860	0
Nick Zeng	10,280,860	0

2. Approve the Harmony Energy Technologies Corp 2022 Equity Incentive Plan.

Votes For	Votes Against
10,220,860	60,000

3. Ratify the appointment of Kreston GTA LLP as the Company’s independent registered public accounting firm for our fiscal year ending on December 31, 2022.

Votes For	Votes Against
10,280,860	0

4. Approve, an amendment to our articles of incorporation to increase our authorized shares from 50 million to 200 million shares.

Votes For	Votes Against
10,220,852	60,008

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Exhibit Description	Incorporated by Reference	Filed Herewith
Exhibit 3.5	Certificate of Amendment to Certificate of Incorporation dated June 16, 2022		X
Exhibit 10.19	Equity 2022 Incentive Plan	X*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed as an Exhibit to our Schedule 14a Information Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harmony Energy Technologies Corp

Date: June 21, 2022	By:	/s/ Nick Zeng
Nick Zeng
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description	Incorporated by Reference	Filed Herewith
Exhibit 3.5	Certificate of Amendment to Certificate of Incorporation dated June 16, 2022		X
Exhibit 10.19	Equity 2022 Incentive Plan	X
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)